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                                                                    Exhibit 99.2

                  Certification of the Chief Financial Officer
                            Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     In connection with this amendment no.1 to annual report on Form 10-K/A (the "Report") of Nanophase Technologies Corporation (the "Company"), I, Jess Jankowski, Acting Chief Financial Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  May 23, 2003

                                /s/ JESS A. JANKOWSKI
                                ------------------------------
                                Jess A. Jankowski
                                Acting Chief Financial Officer